UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2016
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Travelzoo Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Audit Committee”) of the Board of Directors of Travelzoo Inc. (the “Company”) has completed a selection process to determine the Company’s independent registered public accounting firm. As a result of this process and following careful deliberation, the Audit Committee, along with the support of the Board of Directors, approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective as of June 20, 2016. This action dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective as of that same date.

During the Company’s two most recent fiscal years and the subsequent interim period through June 20, 2016, there were:

(i) no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports; and

(ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of KPMG on the Company’s financial statements for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided KPMG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested KPMG to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of KPMG’s letter dated June 20, 2016 is attached as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

As set forth above, the Audit Committee approved the engagement of PwC as the Company’s independent registered public accounting firm effective as of June 20, 2016. During the Company’s two most recent fiscal years and the subsequent interim period through June 20, 2016, neither the Company nor anyone on its behalf consulted PwC regarding:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from KPMG LLP dated June 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC.

Date:	June 20, 2016	By:	/s/ Glen Ceremony
Glen Ceremony Chief Financial Officer